UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 18, 2006
(April 30, 2006)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

002-97230	Texas-New Mexico Power Company	75-0204070
(A Texas Corporation)
4100 International Plaza,
P.O. Box 2943
Fort Worth, Texas 76113
(817) 731-0099
______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01 Regulation FD Disclosure.

PNM Resources, Inc. and Subsidiaries (“PNMR” or the "Company") is furnishing in this Current Report on Form 8-K select Comparative Operating Statistics for the months of April 2006 and 2005 and the four months ended April 30, 2006 and April 30, 2005 to provide investors with key monthly business indicators. Readers of this Current Report on Form 8-K should refer to the Management’s Discussion and Analysis of Financial Condition and Results of Operation in the Company’s annual and quarterly periodic reports on Form 10-K and Form 10-Q, respectively, for a discussion of actual results of operations and any significant trends.

The Company’s principal operating subsidiaries are Texas-New Mexico Power Company (“TNMP”), a regulated utility operating in Texas and New Mexico, First Choice Power (“First Choice”), a certified retail electric provider operating in Texas, and Public Service Company of New Mexico (“PNM”), a regulated utility subsidiary operating in New Mexico. Select Comparative Operating Statistics for these subsidiaries are included in the information presented below.

Not included in the information presented below are the operating statistics for Altura Power L.P., the subsidiary of PNMR, which purchased Twin Oaks, a 305 MW coal-fired power plant located 150 miles south of Dallas, Texas, on April 18, 2006. The Company plans to begin reporting operating statistics for Altura Power L.P. in May 2006.

	Month Ended		Four Months Ended
	April 30,		April 30,
	2006	2005	2006	2005
		(In thousands)
Energy Sales - MWh (1)
Regulated Sales:
PNM Electric	579	559	2,440	2,349
TNMP Electric	768	518	2,362	2,135

Total Regulated Sales	1,347	1,077	4,802	4,484

Unregulated Sales:
PNM Wholesale Long Term	178	172	760	897
PNM Wholesale Short Term	470	542	2,691	2,667
First Choice	317	270	1,057	1,150

Total Unregulated Sales	965	984	4,508	4,714

(1) Megawatt hours are presented on a segment basis only. The sum of segment megawatt hours is not presented as it includes intersegment activity and would not properly reflect total megawatt hours for the consolidated Company.

Heating Degree Day (“HDD”) values and Cooling Degree Day (“CDD”) values represent the accumulation in degrees that the daily mean temperature was below or above, respectively, 65 degrees Fahrenheit during a period of time, typically corresponding to a calendar month.

Statistics on HDD and CDD are taken from the service territories of the service provider. PNM’s HDD and CDD statistics are based on weather in Albuquerque, New Mexico. TNMP’s HDD and CDD statistics are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas and Alamogordo and Deming, New Mexico. HDD and CDD statistics for First Choice are based on data from Waco, Houston, Wink, Dallas and Fort Worth, Texas.

Weather - Cycle-Weighted HDD and CDD:

	Month Ended		Four Months Ended
	April 30,		April 30,
	2006	2005	2006	2005
PNM

HDD	141	262	2,047	2,164

CDD	11	2	11	2

TNMP
HDD	80	129	1,019	1,158

CDD	159	58	233	123

First Choice
HDD	68	115	955	1,088

CDD	173	63	254	135

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: May 18, 2006	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

4